EXHIBIT 10.16

AMENDMENT 1 TO

THE MCCLATCHY COMPANY

1997 STOCK OPTION PLAN

DATED JANUARY 23, 2007

The McClatchy Company 1997 Stock Option Plan, amended and restated as of February 1, 2001 (the “Plan”), is hereby amended as follows, effective January 23, 2007:

1.	Paragraph (c) of Section 6 is hereby amended by deleting the current paragraph thereunder, and replacing it with the following paragraph:

(c) EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price which shall be determined by the Committee in its sole discretion, provided that the Exercise Price of each Option shall be at least the Fair Market Value of a Share on the date of grant. The Exercise Price shall be payable in a form described in Section 7.

2.	Except as amended above, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, The McClatchy Company has executed this Amendment 1 to the Plan in Sacramento, CA, as of this 23rd day of January, 2007.

THE MCCLATCHY COMPANY

By:	/s/ Karole Morgan-Prager
Name:	Karole Morgan-Prager
Title:	VP, General Counsel & Corporate Secretary

ATTEST:

/s/ Mylyn McArthur